UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2005

PACIFIC CMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27653	84-1475073
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

c/o Airgate International Corporation
153-10 Rockaway Boulevard
Jamaica, New York 11434
(Address of Principal Executive Offices/Zip Code)

(212) 247-0049
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure

The Company announced that the Company’s Board of Directors authorized the repurchase of up to $500,000 of the Company’s outstanding common stock. For additional information, reference is made to the Press Release, dated October 5, 2005, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01. Financial Statements And Exhibits

(a) Financial Statements

None

(b) Exhibits

The following exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CMA, INC.

By:	/s/ Alfred Lam
Name: Alfred Lam
Title: Chairman of the Board

Dated: October 5, 2005